Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of June 10, 2012 by and between the undersigned stockholders (“Stockholders”) of IntegraMed America, Inc., a Delaware corporation (the “Company”), and SCP-325 Holding Corp., a Delaware corporation (“Parent”). The obligations, representations and warranties of the undersigned Stockholders hereunder are several and not joint and several.

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and SCP-325 Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company upon the terms and subject to the conditions contained in the Merger Agreement;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Stockholder execute and deliver this Agreement; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, each Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) shown as owned of record and/or beneficially owned by such Stockholder on Annex I hereto (the “Original Shares” and, together with any additional shares of Company Common Stock acquired pursuant to Section 9, the “Subject Shares”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.                  Definitions. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Merger Agreement.

2.                  Representations and Warranties.

(a)                Each Stockholder hereby represents and warrants to Parent that:

(i)                  (A) such Stockholder owns of record and/or beneficially owns (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Original Shares free and clear of any Liens and (B) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

(ii)                Such Stockholder does not beneficially own any shares of Company Common Stock other than the Original Shares.

(iii)               Such Stockholder (to the extent an entity) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

(iv)              Such Stockholder has full corporate power and authority to enter into, execute and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder, and such Stockholder has taken all corporate action necessary to execute and deliver this Agreement and to perform its obligations hereunder.

(v)                Such Stockholder has full power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitutes a valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(vi)              None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or the compliance by such Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to such Stockholder or to such Stockholder’s property or assets.

(vii)             Except for (A) the applicable requirements of the Exchange Act and (B) the approval of this Agreement by the Board of Directors and/or the stockholders of the Company for purposes of Section 203 of the DGCL, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of such Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of such Stockholder’s spouse is necessary under any “community property” or other laws in order for such Stockholder to enter into and perform such Stockholder’s obligations under this Agreement.

(viii)           Any proxies heretofore given by such Stockholder in respect of the Original Shares are not irrevocable.

(ix)              Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder.

(b)               Parent hereby represents and warrants to the Company that: (i) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) Parent has full corporate power and authority to enter into, execute and deliver this Agreement and to perform fully Parent’s obligations hereunder; (iii) Parent has taken all corporate action necessary in order to execute and deliver this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by such Stockholder, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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3.                  Agreement to Vote Subject Shares; Irrevocable Proxy.

(a)                Each Stockholder agrees, during the term of this Agreement, to vote the Subject Shares, and to cause any holder of record of Subject Shares to vote or execute a written consent or consents if stockholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of an annual or special meeting of stockholders of the Company: (i) in favor of the Merger, the Merger Agreement and the other transactions contemplated thereby (and any actions required in furtherance thereof, including, but not limited to, waiving any notice that may have been or may be required as a result of or relating to the Merger, the Merger Agreement and the other transactions contemplated thereby), at every meeting (or in connection with any action by written consent) of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; and (ii) against (1) any Acquisition Proposal, (2) any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of a Stockholder contained in this Agreement and (3) any action, proposal, transaction or agreement involving the Company that would impede, interfere with, delay, discourage, adversely affect or inhibit the transactions contemplated by the Merger Agreement, including the Merger.

(b)               Each Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, as such Stockholder’s proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Subject Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute and deliver such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder with respect to the Subject Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the death or incapacity of such Stockholder. The proxy and power of attorney granted by each Stockholder herein shall terminate upon the termination of this Agreement.

4.                  No Voting Trusts or Other Arrangements. Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not, and will not permit any entity under such Stockholder’s control to, deposit any of the Subject Shares in a voting trust, grant any proxies with respect to the Subject Shares or subject any of the Subject Shares to any arrangement with respect to the voting of the Subject Shares other than agreements entered into with Parent or an Affiliate of Parent.

5.                  Transfer and Encumbrance. Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of (including by gift, by merger, by testamentary disposition,

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by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Subject Shares or encumber (as applicable, a “Transfer”) any of the Subject Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of any of the Subject Shares or Stockholder’s voting or economic interest therein. Any attempted Transfer of Subject Shares or any interest therein in violation of this Section 5 shall be null and void. Notwithstanding the above, this Section 5 shall not prohibit a Transfer of Subject Shares by a Stockholder to an Affiliate of such Stockholder, or to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or upon the death of such Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

6.                  Stockholder Actions. Each Stockholder covenants and agrees that prior to the consummation of the Merger, such Stockholder shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by such Stockholder of such Stockholder’s obligations under this Agreement.

7.                  Non-Solicitation Agreement. Each Stockholder covenants and agrees, during the term of this Agreement, not to, directly or indirectly, (a) solicit or encourage submission of any Acquisition Proposal by any Person (other than Parent and its affiliates, agents, and representatives) or (b) participate in any discussions or negotiations with, or disclose any information concerning the Company or any of the Company’s affiliates to, or afford access to the properties, books, or records of the Company or any of the Company’s affiliates, or otherwise assist or facilitate, or enter into any Contract with, any Person (other than Parent and its affiliates, agents, and representatives) in connection with any Acquisition Proposal with respect to the Company. The parties hereto agree that irreparable damage would occur in the event that the provisions of this Section 7 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed by the parties hereto that Parent shall be entitled to an immediate injunction or injunctions, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of the provisions of this Section 7 and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent may be entitled at law or in equity.

8.                  Confidentiality. Each Stockholder shall hold any and all information (a) regarding this Agreement, the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement, and (b) related to business or financial affairs of Parent or its subsidiaries that such Stockholder has been or shall become privy to by reason of this Agreement, the Merger, the Merger Agreement, and the transactions contemplated by the Merger Agreement, in either case with respect to clause (a) or (b) whether furnished to such Stockholder directly or indirectly, and whether furnished prior to or following the date hereof, by Parent or the Company or to such Stockholder in connection with the Merger Agreement, in strict confidence and shall not divulge any such information to any third person other than (i) its

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professional advisers, or (ii) employees, officers or directors of such Stockholder, who are bound by confidentiality restrictions and have a reasonable need to know such information.

9.                  Additional Subject Shares. Each Stockholder agrees that all shares of Company Common Stock that such Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of after the execution and delivery of this Agreement shall be subject to the terms of this Agreement and shall constitute Subject Shares for all purposes of this Agreement.

10.              Waiver of Appraisal and Dissenters’ Rights. Each Stockholder agrees not to seek appraisal or assert any rights of dissent from the Merger that it may have under Section 262 of the DGCL and, to the extent permitted by applicable Law, such Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under Section 262 of the DGCL.

11.              Termination. This Agreement shall automatically terminate, and neither Parent nor any Stockholder shall have any rights or obligations hereunder, and this Agreement shall become null and void, upon the earliest to occur of (a) the mutual consent of Parent and the Stockholders, (b) the Effective Time, (c) the termination of the Merger Agreement in accordance with its terms, (d) the Board of Directors of the Company expressly withdrawing the Company Recommendation in accordance with the terms of the Merger Agreement and (e) upon written notice by the Stockholders to Parent upon a bona fide third party having made a bona fide written Acquisition Proposal after the date hereof which is a Superior Proposal to acquire all of the outstanding Common Shares for cash at a per share price of at least $16.50 per share (as adjusted for stock splits, reverse stock splits, share combinations, stock dividends, recapitalizations and the like). Notwithstanding the above, the termination of this Agreement will not relieve any party hereto from liability for any willful breach of, or fraud in connection with, this Agreement.

12.              Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that he or it, as the case may be, will not oppose the granting of an injunction, specific performance or other equitable relief sought in accordance with this Section 12 on the basis that (i) the party seeking such remedy has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

13.              Entire Agreement. This Agreement, including Annex I, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements, understandings, representations and warranties by or between the parties hereto, or any of them, whether written or oral, with respect to the subject matter hereof.

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14.              Amendments and Waivers. No amendment or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by Parent and each Stockholder or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation of this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent breach or violation hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

15.              Notices. Any notices and other communications hereunder shall be deemed to have been duly delivered and received (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) immediately upon delivery by hand or (d) immediately upon facsimile transmission (with a written or electronic confirmation of delivery) if sent during normal business hours of the recipient, or, if not sent during normal business hours of the recipient, then on the next Business Day, in each case to the intended recipient as set forth below:

If to Parent, to it at:

c/o Sagard Capital Partners Management Corp.

325 Greenwich Avenue, 2nd Floor

Greenwich, Connecticut 06830

Attention:	Chief Executive Officer
Facsimile:	(203) 629-6721

with a copy to:

Finn Dixon & Herling LLP

177 Broad Street

Stamford, Connecticut 06901

Attention:	Charles J. Downey III, Esq.
Facsimile:	(203) 325-5001

If to Stockholder, to such Stockholder at the address on Annex I.

Any party to this Agreement may give any notice or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly delivered and received unless and until it is actually received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner set forth in this Section 15.

16.              Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

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17.              Consent to Jurisdiction. Each of the parties hereto (a) irrevocably and unconditionally consents and submits itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, County of New Castle, or, only if that court does not have subject matter jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined only in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court and (e) waives any objection that it may now or hereafter have to the venue of any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any such court or that such action or proceeding was brought in an inconvenient forum, and agrees not to plead or claim the same. Each party hereto irrevocably agrees that any party hereto may make service on the other party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 15; provided, that nothing in this Section 17 shall affect the right of any Person to serve legal process in any other manner permitted by Law.

18.              WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING (WHETHER BASED ON TORT, CONTRACT OR OTHERWISE). EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

19.              Publication. Each Stockholder hereby permits the Company and Parent to publish and disclose in the Proxy Statement, the Company Reports and any form, report or other document required to be filed or furnished by Parent with the SEC pursuant to the Exchange Act such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s commitments, arrangements and understandings pursuant to this Agreement; provided, that Parent shall, and shall use its reasonable best efforts to cause the Company to, provide such Stockholder and its counsel with a reasonable opportunity to review and comment on such disclosure and Parent shall, and shall use its reasonable best efforts to cause the Company to, consider in good faith any comments reasonably proposed by such Stockholder and/or its counsel.

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20.              No Third Party Beneficiaries. Except as provided in Section 19 (with respect to which the Company shall be a third party beneficiary), this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

21.              Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to negotiate in good faith to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable term.

22.              Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement. For purposes of this Agreement, a facsimile or portable document format (pdf) signature will be considered an original signature.

23.              Further Assurances. Each party hereto shall execute and deliver such additional documents and take such further actions as may be necessary or desirable to effect the transactions contemplated by this Agreement.

24.              Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto, and any such assignment without such prior written consent shall be null and void; provided, that Parent may assign or transfer its rights under this Agreement to any Affiliate of Parent, but no such assignment shall release Parent from its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

25.              Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect the meaning or interpretation of this Agreement. No summary of this Agreement by a party hereto shall affect the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The words “hereof,” “herein,” “hereunder,” hereby” and “herewith” and words of similar import when used in this Agreement shall, unless otherwise indicated, refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” unless otherwise indicated. All pronouns and all

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variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require. Where a word or phrase is defined herein, each of its other grammatical forms has a corresponding meaning. A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, each Stockholder, Parent and the Company have executed and delivered this Agreement as of the date first written above.

IAT REINSURANCE COMPANY LTD.

By:	/s/ David Pirrung
	Name:	David Pirrung
	Title:	Chief Financial Officer

WILSHIRE INSURANCE COMPANY

By:	/s/ David Pirrung
	Name:	David Pirrung
	Title:	Senior Vice President and Treasurer

SCP-325 HOLDING CORP.

By:	/s/ Dan Friedberg
	Name:	Dan Friedberg
	Title:	President

* * *

The undersigned may be deemed to beneficially own the Subject Shares and agrees to be bound by this Voting Agreement in accordance with its terms as a “Stockholder.”

Dated as of the date first set forth above:

               /s/ Peter R. Kellogg

Peter R. Kellogg

[Signature Page to Voting Agreement]

Annex I

Name/Address of Stockholder	Number of Shares Owned of Record	Number of Shares Beneficially Owned
IAT Reinsurance Company Ltd. 48 Wall Street, 30th Floor New York, New York 10005 Attention: Peter Kellogg	2,596,084	2,596,084
Wilshire Insurance Company 48 Wall Street, 30th Floor New York, New York 10005 Attention: Peter Kellogg	625,000	625,000
Total	3,221,084	3,221,084